UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EON RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF EON RESOURCES INC.

TO BE HELD ON DECEMBER 17, 2026

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO THE STOCKHOLDERS OF EON RESOURCES INC.:

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of the stockholders of EON Resources Inc. (“EON,” the “Company,” “we,” “us” or “our”) will be held on December 17, 2026 at 2:30 P.M. Eastern Time (the “Annual Meeting”). The Annual Meeting will be conducted solely by means of remote communication in a virtual meeting format via live webcast at the following address: https://www.cstproxy.com/eonr/2026. You will be able to vote and access our stockholder list by visiting https://www.cstproxy.com/eonr/2026 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 2:30 P.M. Eastern Time on December 17, 2026, and our stockholders will be able to log in beginning at 2:15 P.M. Eastern Time on December 17, 2026. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Annual Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Director Proposal — (a) To elect two (2) Class I directors, Dante Caravaggio and Joseph V. Salvucci, Jr., each to hold office until the 2028 annual meeting of stockholders or until their respective successors have been duly elected or appointed and qualify; and (b) to elect Kyle Bulpitt as a Class II director to serve the remainder of the Class II term expiring at the 2027 annual meeting of stockholders or until his successor has been duly elected or appointed and qualifies. If the Classified Board Amendment (Proposal No. 2B) is approved and becomes effective, Messrs. Caravaggio and Salvucci, Jr. will serve as Class III directors until the 2029 annual meeting of stockholders, Mr. Bulpitt will serve as a Class II director until the 2028 annual meeting of stockholders, and Messrs. Trotter and Salvucci, Sr. will become Class I directors with terms expiring at the 2027 annual meeting of stockholders.

Proposal No. 2A: The Authorized Share Increase Proposal — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized shares of Class A Common Stock, with par value of $0.0001 per share (the “Class A Common Stock”), from 100,000,000 to 175,000,000 shares, and the total authorized capital stock from 121,000,000 to 196,000,000 shares, without changing the 20,000,000 authorized shares of Class B Common Stock or the 1,000,000 authorized shares of preferred stock.

Proposal No. 2B: The Classified Board Amendment Proposal — To approve an amendment to Section 5.1(b) of the Company’s Second Amended and Restated Certificate of Incorporation to replace the existing two-class classified Board with a three-class classified Board (collectively, with the Authorized Share Increase Proposal, the “Charter Amendment Proposal”).

Proposal No. 3: The Auditor Proposal — To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 4: The Adjournment Proposal — To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of Proposals 1 through 3 or establish a quorum.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Our Class A Common Stock is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our common stock at the close of business on November 9, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting at https://www.cstproxy.com/eonr/2026.

After careful consideration, our Board of Directors believes that each of the Director Proposal, the Authorized Share Increase Proposal, the Classified Board Amendment, the Auditor Proposal, and the Adjournment Proposal is in the best interests of our Company and our stockholders and unanimously recommends that our stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” Proposals 2A, 2B, 3 and 4.

By Order of the Board of Directors,

Dante Caravaggio
Chief Executive Officer
_____________, 2026
Houston, Texas

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

EON Resources Inc.
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF EON RESOURCES INC.

TO BE HELD ON DECEMBER 17, 2026

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of EON Resources Inc. (“EON,” the “Company,” “we,” “us” or “our”), for the 2026 annual meeting of stockholders to be held at 2:30 P.M. Eastern Time on December 17, 2026 (the “Annual Meeting”). This Proxy Statement and related materials are first being mailed to stockholders on or about November 23, 2026. The Annual Meeting will be conducted solely by means of remote communication in a virtual meeting format via live webcast at the following address: https://www.cstproxy.com/eonr/2026. You will be able to vote and access our stockholder list by visiting https://www.cstproxy.com/eonr/2026 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 2:30 P.M. Eastern Time on December 17, 2026, and our stockholders will be able to log in beginning at 2:15 P.M. Eastern Time on December 17, 2026. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Director Proposal — (a) To elect two (2) Class I directors, Dante Caravaggio and Joseph V. Salvucci, Jr., each to hold office until the 2028 annual meeting of stockholders or until their respective successors have been duly elected or appointed and qualify; and (b) to elect Kyle Bulpitt as a Class II director to serve the remainder of the Class II term expiring at the 2027 annual meeting of stockholders or until his successor has been duly elected or appointed and qualifies. If the Classified Board Amendment (Proposal No. 2B) is approved and becomes effective, Messrs. Caravaggio and Salvucci, Jr. will serve as Class III directors until the 2029 annual meeting of stockholders, Mr. Bulpitt will serve as a Class II director until the 2028 annual meeting of stockholders, and Messrs. Trotter and Salvucci, Sr. will become Class I directors with terms expiring at the 2027 annual meeting of stockholders.

Proposal No. 2A: The Authorized Share Increase Proposal — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized shares of Class A Common Stock, with par value of $0.0001 per share (the “Class A Common Stock”), from 100,000,000 to 175,000,000 shares, and the total authorized capital stock from 121,000,000 to 196,000,000 shares, without changing the 20,000,000 authorized shares of Class B Common Stock or the 1,000,000 authorized shares of preferred stock.

Proposal No. 2B: The Classified Board Amendment Proposal — To approve an amendment to Section 5.1(b) of the Company’s Second Amended and Restated Certificate of Incorporation to replace the existing two-class classified Board with a three-class classified Board (collectively, with the Authorized Share Increase Proposal, the “Charter Amendment Proposal”).

Proposal No. 3: The Auditor Proposal — To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 4: The Adjournment Proposal — To approve the adjournment of the Annual Meeting from time to time, to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of Proposals 1 through 3 or establish a quorum.

Our Class A Common Stock, par value $0.0001 per share, is currently listed on the NYSE American under the symbol “EONR” and our redeemable public warrants are listed on the NYSE American under the symbol “EONR WS.”

Only holders of record of shares of our Common Stock at the close of business on November 9, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting athttps://www.cstproxy.com/eonr/2026.

Recommendation of our Board of Directors

Our Board of Directors believes that each of the Director Proposal, the Authorized Share Increase Proposal, the Classified Board Amendment, the Auditor Proposal, and the Adjournment Proposal is in the best interests of our Company and our stockholders and recommends that our stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” Proposals 2A, 2B, 3 and 4.

Record Date; Who is Entitled to Vote

Our stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Common Stock at the close of business on the Record Date. As of November 9, 2026, the Record Date, there were 56,096,602 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), outstanding, which shares are entitled to an aggregate of 56,096,602 votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Annual Meeting.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Annual Meeting) or by proxy of shares of outstanding Common Stock representing one-third (33.33%) of the voting power of all outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, shares of outstanding Common Stock representing -18,696,998 votes would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to Proposal No. 1 — the Director Proposal in this Proxy Statement, you may vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT,” and with respect to each of Proposals 2A, 2B, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1 — the Director Proposal, Proposal No. 3 — the Auditor Proposal, and Proposal No. 4 — the Adjournment Proposal. With respect to the Charter Amendment Proposal, abstentions, broker non-votes and failures to vote will have the same effect as votes AGAINST the applicable proposal.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Even if you do not provide voting instructions, under the rules of various national and regional securities exchanges, banks, brokers or other nominees can still vote your shares with respect to matters that are “routine,” but not with respect to “non-routine” matters. Proposals 2A, 3 and 4 are expected to be routine matters for which broker discretionary voting is permitted and no broker non-votes are expected. Proposals 1 and 2B are non-routine matters, and brokers will not be entitled to vote on those proposals without your instructions.

Stockholders do not have cumulative voting rights in the election of directors.

Vote Required for Approval

The following votes are required for each Proposal at the Annual Meeting:

●	The Director Proposal: The nominees who receive a plurality of votes from the shares present virtually or by proxy and entitled to vote at the Annual Meeting will be elected.

●

The Charter Amendment Proposal (Proposal Nos. 2A and 2B): The affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class, under Section 242(b) of the DGCL and Sections 4.2 and 8.1 of the Certificate of Incorporation, is required for approval of each of Proposal No. 2A (the Authorized Share Increase Proposal) and Proposal No. 2B (the Classified Board Amendment Proposal). Abstentions, broker non-votes and failures to vote will have the same effect as votes AGAINST each of Proposal No. 2A or Proposal No. 2B.

●

The Auditor Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required. Abstentions and broker non-votes will have no effect on the result of the vote.

●

The Adjournment Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required. Abstentions and broker non-votes will have no effect on the result of the vote.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are two ways to vote your shares of Common Stock at the Annual Meeting.

●

You Can Vote by Signing and Returning the Enclosed Proxy Card.    If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: “FOR” each of the director nominees, “FOR” Proposals 2A, 2B, 3 and 4. Votes received after a matter has been voted upon at the Annual Meeting will not be counted.

●

You Can Attend the Annual Meeting and Vote in Person (Which Includes Presence Virtually at the Annual Meeting).    We will be hosting the Annual Meeting via live webcast. If you attend the Annual Meeting, you may submit your vote at the Annual Meeting online at https://www.cstproxy.com/eonr/2026, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Annual Meeting.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify David M. Smith, our General Counsel, in writing before the Annual Meeting that you have revoked your proxy; or

•	you may attend the Annual Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Annual Meeting), as indicated above.

Technical Support

We will have technicians ready to assist stockholders with any technical difficulties they may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/eonr/2026.

Appraisal Rights

Neither our stockholders nor holders of Public Warrants have appraisal rights in connection with proposals set forth herein Purchase under the Delaware General Corporation Law (“DGCL”).

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. We, along with our directors, officers and employees, may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We have hired Advantage Proxy, Inc. to assist in the proxy solicitation process. We will pay that firm a fee of $8,500 plus reimbursement of out-of-pocket expenses.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, phone: (713) 834-1145, Attention: General Counsel. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

General

Our Amended and Restated By-laws (the “Bylaws”) provide that the Board of Directors of our Company shall consist of a number fixed by the Board of Directors. Pursuant to Section 5.1(b) of the Certificate of Incorporation, the Board of Directors currently consists of five (5) members and is divided into two classes, with only one class of directors being elected in each year and each class serving a two-year term. The Class I directors consist of Dante Caravaggio and Joseph V. Salvucci, Jr., and their terms expire at the 2026 Annual Meeting. The Class II directors consist of Mitchell B. Trotter, Joseph V. Salvucci, Sr., and Kyle Bulpitt, and their terms expire at the 2027 annual meeting. The effect of the proposed Classified Board Amendment is described under Proposal No. 2B.

At the Annual Meeting, two (2) Class I directors are to be elected to serve until the 2028 annual meeting of our stockholders, and Kyle Bulpitt is to be elected as a Class II director to serve the remainder of the Class II term expiring at the 2027 annual meeting, in each case until the applicable director’s successor is elected or appointed and qualifies or until the director’s earlier resignation or removal. At the 2025 annual meeting held on November 11, 2025, Byron Blount was elected as a Class II director for a term expiring at the 2027 annual meeting. Mr. Blount resigned as a director effective December 31, 2025. Pursuant to the Bylaws and Section 223 of the DGCL, the Board appointed Kyle Bulpitt, effective January 26, 2026, to fill the vacancy as a Class II director, and he serves as Chairman of the Audit Committee. Because Mr. Bulpitt was appointed by the Board rather than elected by stockholders, the Board is submitting his election to stockholders to serve the remainder of the Class II term expiring at the 2027 annual meeting, when all Class II directors will stand for re-election. If the Classified Board Amendment (Proposal No. 2B) is approved and becomes effective, Messrs. Caravaggio and Salvucci, Jr. will serve as Class III directors until the 2029 annual meeting of stockholders, Mr. Bulpitt will serve as a Class II director until the 2028 annual meeting of stockholders, and Messrs. Trotter and Salvucci, Sr. will become Class I directors with terms expiring at the 2027 annual meeting of stockholders.

Name	Age	Position	Director Since
Dante Caravaggio	69	Chief Executive Officer, President and Director — Class I	2023
Joseph V. Salvucci, Jr.	41	Director — Class I; Chair of the Compensation Committee and Nominating Committee	2021
Kyle Bulpitt	33	Director — Class II; Chairman of the Audit Committee and member of the Compensation and Nominating Committees	2026

*Dante Caravaggio and Joseph V. Salvucci, Jr. are proposed as Class I directors; Kyle Bulpitt is proposed as a Class II director.

If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominees for Election

Dante Caravaggio — Chief Executive Officer, President and Director; Class I Nominee.    Mr. Caravaggio joined the Company and has served as our Chief Executive Officer, President, and Director since December 2023. Since April 2021, Mr. Caravaggio has served as Chairman of SWI Excavating, one of the leading regional underground utility contractors in Colorado. In addition, since January 2021, Mr. Caravaggio has served as a strategy consultant for Shuler Industries to advance proprietary renewable technologies. From January 2020 to April 2022, Mr. Caravaggio served on the board of directors of McCarl’s Inc., a leading energy constructor in the northeast United States. Prior to joining McCarl’s Inc., Mr. Caravaggio was Senior Vice President, Hydrocarbons Americas for KBR (US) since January 2018. Prior to his role with KBR (US), Mr. Caravaggio held a number of roles as an executive and project manager with Parsons Corp. and Jacobs Engineering, overseeing upstream and downstream hydrocarbon projects. Mr. Caravaggio received his MBA at Pepperdine University in Malibu, California and his BS and MS in Petroleum Engineering at the University of Southern California. Mr. Caravaggio is qualified to serve based on his oil and gas management and acquisition experience.

Joseph V. Salvucci, Jr. — Independent Director; Class I Nominee.    Joseph V. Salvucci, Jr. has served as a member of our Board of Directors since December 2021. Mr. Salvucci began his career with PEAK Technical Staffing USA (“PEAK”) in November 2010 and currently serves as the Chief Executive Officer, overseeing nine branches with several hundred employees and managing strategic initiatives for the company, including staff training, career pathing, and organic growth. Mr. Salvucci, Jr. received his Executive MBA from the University of Pittsburgh. In addition to his responsibilities as President/COO of PEAK, Mr. Salvucci, Jr. serves on the board of Temporary Services Insurance Limited, a workers’ compensation company serving staffing companies. Mr. Salvucci, Jr. is qualified to serve based on his executive leadership, operational and strategic experience.

Kyle Bulpitt — Independent Director; Class II Nominee.    Mr. Bulpitt has served as a member of our Board of Directors and as Chairman of the Audit Committee since January 26, 2026. Mr. Bulpitt is a petroleum engineer with extensive experience in the oil and gas industry in the areas of financial analysis for debt and equity financing, acquisitions and divestitures, financial modeling, asset-backed securitization issuances, field economic and development modeling, and petroleum reserves analysis. He is currently the Executive Vice President for Corporate Development at Aethel Energy, a General Catalyst Energy Transformation Company, where he leads all corporate development activities related to acquisition and divestiture efforts, oversees the technical, financial and commercial evaluation of acquisition and divestiture opportunities, led the underwriting efforts on its initial $400 million acquisition, and oversees the reserves process across all operated and non-operated assets. Previously, Mr. Bulpitt spent five years as a reservoir engineer with ConocoPhillips, where his roles included resources assessments, long-range portfolio planning, field development modeling, asset scheduling and program optimization, and field economic and development modeling for asset divestitures. He graduated magna cum laude from Texas A&M University in 2014 with a Bachelor of Science in Petroleum Engineering. Mr. Bulpitt is qualified to serve based on his petroleum engineering, reserves, financial analysis and transaction experience.

Continuing Directors

Mitchell B. Trotter — Chief Financial Officer and Director; Continuing Class II Director.    Mr. Trotter joined the Company and has served as our Senior Vice President of Finance since October 2022 and became Chief Financial Officer and Director in November 2023. Mr. Trotter has 41 years of experience beginning his career in 1981 as an auditor with Coopers & Lybrand for seven years. He then served as CFO of two private investor-backed private companies, followed by approximately 30 years in CFO and Controller positions with three publicly traded companies in the engineering and construction services industry: Earth Tech, Jacobs Engineering and AECOM. Mr. Trotter earned his BS in Accounting from Virginia Tech and his MBA from Virginia Commonwealth University. His professional credentials include Certified Public Accountant in Virginia, Certified Management Accountant and Certified in Financial Management.

Joseph V. Salvucci, Sr. — Independent Director and Chairman of the Board; Continuing Class II Director.    Joseph V. Salvucci, Sr. has served as a member of our Board of Directors since December 2021. JVS Alpha Property, LLC, an entity majority-owned by Mr. Salvucci, with the balance owned by his immediate family, purchased founder shares. Mr. Salvucci acquired PEAK Technical Staffing USA in 1986 and has grown the business into a provider of contract engineers and technical specialists through a managed staffing solution. During his tenure as owner, PEAK expanded internationally. He served on the board of directors of the National Technical Services Association, including as President and Board Chairman, and has served in leadership roles with the Young Presidents Organization and the World Presidents Organization. Mr. Salvucci earned his BS in Civil Engineering from the University of Pittsburgh and attended Harvard Business School’s OPM 33. Mr. Salvucci is qualified to serve based on his executive leadership, industry and business experience.

The above information is submitted concerning the nominees for election as directors based upon information received by us from such persons.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, withholding authority to vote your shares with respect to one or more director nominees and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of November 9, 2026 (the “Beneficial Ownership Date”) by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Beneficial Ownership Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date or subject to restricted stock units that vest within 60 days of the Beneficial Ownership Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power0 with respect to such shares.

The beneficial ownership of our securities is based on 56,096,602 shares of Common Stock issued and outstanding as of the Beneficial Ownership Date.

Name and Address of Beneficial Owners(1)	Number of Shares	% of Total Voting Power
Directors and officers:
Kyle Bulpitt(2)	[10,000]	*	%
Dante Caravaggio(3)	[628,107]	[1.1]	%
Joseph V. Salvucci, Sr.(4)	[2,371,787]	[4.3]	%
Joseph V. Salvucci, Jr.(5)	[381,550]	*	%
Mitchell B. Trotter(6)	[391,056]	*	%
David M. Smith(7)	[344,168]	*	%

All directors and officers as a group (6 persons)	[4,126,668]	[7.4]	%

Five Percent Holders:
FK Venture, LLC(8)	[●]	[●]	%

*	Less than one percent (1%)

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

(2)	Consists of [10,000] shares of Common Stock held by Mr. Bulpitt.

(3)

Consists of [16,400] shares of Common Stock held by Mr. Caravaggio, [460,040] shares of Common Stock held by Dante Caravaggio, LLC, of which Mr. Caravaggio has voting and dispositive control over the shares held by such entity, [50,000] shares of Common Stock held by Donna Caravaggio, the wife of Mr. Caravaggio, [51,667] shares underlying vested RSUs, and [50,000] shares underlying vested stock options.

(4)

Consists of [1,000,000] shares of Common Stock held by Mr. Salvucci, Sr., [1,232,621] shares of Common Stock held by JVS Alpha Property, LLC, over which Mr. Salvucci, Sr. has voting and dispositive control, and [139,166] shares underlying vested RSUs.

(5)	Consists of [244,384] shares of Common Stock held directly by Mr. Salvucci, Jr., and [137,166] shares underlying vested RSUs.

(6)	Consists of [299,388] shares of Common Stock held by Mr. Trotter, [58,334] shares underlying vested RSUs, and [33,334] shares underlying stock options.

(7)	Consists of [252,500] shares of Common Stock held directly by Mr. Smith, [58,334] shares underlying vested RSUs, and [33,334] shares underlying stock options.

(8)	The business address for this holder is 3730 Kirby Drive, Suite 1200, Houston, Texas, 77098.

Biographical Information Concerning Continuing Directors and Executive Officers

Name	Age	Title
Dante Caravaggio	69	Chief Executive Officer, President and Director
Mitchell B. Trotter	67	Chief Financial Officer and Director
David M. Smith	71	General Counsel and Secretary
Joseph V. Salvucci, Sr	70	Director and Chairman
Joseph V. Salvucci, Jr.	41	Director
Kyle Bulpitt	33	Independent Director and Chairman of the Audit Committee

Biographical information concerning the continuing directors and executive officers not described in the nominees subsection is set forth below.

David M. Smith, Esq. — Vice President, General Counsel and Secretary of the Company.    Mr. Smith has served as our General Counsel and Secretary since November 2023. Mr. Smith is a licensed attorney in Texas with over 40 years’ experience in the legal field of oil and gas exploration and production, manufacturing, purchase and sale agreements, exploration agreements, land and leaseholds, right of ways, pipelines, surface use, joint operating agreements, joint interest agreements, participation agreements and operations as well as transactional and litigation experience in oil and gas, real estate, bankruptcy and commercial industries. Mr. Smith purchased 142,500 shares of our Common Stock as a founder. Mr. Smith has represented a number of companies in significant oil and gas transactions, mergers and acquisitions, intellectual property research and development and sales in the oil and gas drilling business sector. Mr. Smith began his career by serving in a land and legal capacity as Vice President of Land and, subsequently, as President of a public Canadian company until beginning his legal practice as a partner with several law firms and ultimately creating his own independent legal practice. Mr. Smith holds a degree in Finance from Texas A&M University, a Doctor of Jurisprudence from South Texas College of Law and is licensed before the Texas Supreme Court.

Arrangements Regarding Director Nominations

There are no arrangements regarding the nomination of our directors.

Family Relationships

There are no family relationships between any of our officers and directors, except that Mr. Joseph V. Salvucci, Sr. and Mr. Joseph V. Salvucci, Jr. are father and son, respectively.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers, including Kyle Bulpitt, were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Director Independence

The NYSE American listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Of the current members of our Board of Directors, Joseph V. Salvucci, Sr., Joseph V. Salvucci, Jr., and Kyle Bulpitt are each considered an “independent director” under the NYSE American listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Meetings of the Board of Directors

The Board of Directors held four meetings during the 2025 fiscal year. Each director attended 100% of the aggregate number of meetings of the Board of Directors and the committees on which such director served during the period in which such director served. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

Committees of the Board of Directors

The standing committees of our Board of Directors consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee, and the Nominating Committee report to the Board of Directors.

Audit Committee

Currently, the members of our Audit Committee are Kyle Bulpitt and Joseph V. Salvucci, Sr., and Mr. Bulpitt serves as Chairman of the Audit Committee. As a smaller reporting company under the NYSE American listing standards, we are required to have at least two members on the Audit Committee. The rules of the NYSE American and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each of Messrs. Salvucci, Sr. and Bulpitt qualifies as an independent director under applicable rules. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. Bulpitt qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Byron Blount served as Chairman of the Audit Committee through his resignation effective December 31, 2025.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•

the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Currently, the members of our Compensation Committee are Messrs. Salvucci, Sr., Salvucci, Jr., and Bulpitt. Mr. Salvucci, Jr. serves as chairman of the Compensation Committee. Under the NYSE American listing standards and applicable SEC rules, we are required to have at least two members on the Compensation Committee, all of whom must be independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

Nominating and Corporate Governance Committee

The members of our Nominating Committee are Messrs. Salvucci, Sr., Salvucci, Jr., and Bulpitt. Mr. Salvucci, Jr. serves as chair of the Nominating Committee.

The primary purposes of our Nominating Committee is to assist the Board of Directors in:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•	developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating Committee is governed by a charter that complies with the rules of the NYSE American.

A copy of each of our Nominating Committee Charter, Compensation Committee Charter, and Audit Committee Charter are accessible at https://EON-R.com/governance-documents.

Director Nominations

Our Nominating Committee recommends to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders. The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

During 2025, the Compensation Committee was composed of Messrs. Salvucci, Jr. (Chair), Salvucci, Sr., and Blount, none of whom were employed by the Company. In addition, none of the Compensation Committee members were formerly officers of the Company. See the section titled “Certain Relationships and Related Party Transactions — Related Party Transactions” for a description of certain relationships with Messrs. Salvucci, Sr., Salvucci, Jr. and Blount that are disclosed pursuant to Item 404 of Regulation S-K, which are incorporated herein by reference.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. The Code of Ethics is available on our website accessible at https://EON-R.com/governance-documents. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Insider Trading, Anti-Hedging and Anti-Pledging Policy

Our Board of Directors has adopted an Insider Trading Policy which prohibits trading based on “material, nonpublic information” regarding our Company or any company whose securities are listed for trading or quotation in the United States. The policy covers all officers and directors of the Company and its subsidiaries, all other employees of the Company and its subsidiaries, and consultants or contractors to the Company or its subsidiaries who have or may have access to material nonpublic information, and members of the immediate family or household of any such person. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards, and is filed as Exhibit 19.1 to our Annual Report on Form 10-K.

The policy prohibits insiders from engaging in speculative transactions involving our securities, including short-selling, or entering into put or call options, hedging transactions, or other derivative arrangements. To the Company’s knowledge, as of the date of this Proxy Statement, none of the Company’s directors or executive officers holding our securities are subject to a pledge or hedging arrangement.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having Mr. Dante Caravaggio serve as our director and Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board. These committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility; a component of these reports is the risks within their areas of responsibility, and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the class and number of shares held by the stockholder, a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company’s capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company; provided that we will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include all other information as required by our Bylaws, including without limitation, appropriate biographical information of the candidate.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our Company for review and possible response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

Our Board of Directors has adopted a written related person transaction policy, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. This policy is administrated by our Audit Committee. These policies provide that, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the relevant facts and circumstances available shall be considered, including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions since January 1, 2024 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

See “Executive Compensation” for a description of certain arrangements with our executive officers and directors.

Related Party Loans and Costs

In December 2025, we issued a $100,000 unsecured promissory note to a director in connection with the receipt of $100,000 in cash.

In December 2025, we issued a $100,000 unsecured promissory note to our Chief Financial Officer in connection with the receipt of $100,000 in cash.

During the three months ended March 31, 2026, certain of our officers and directors including Dante Caravaggio, Mitchell B. Trotter, David M. Smith, Joseph V. Salvucci Sr., Joseph V. Salvucci Jr., Byron Blount and Kyle Bulpitt, agreed to structure deferred salary and bonuses (part of an aggregate of $3,446,454 with other employees) into promissory notes bearing interest at 15.0%, payable quarterly. The notes mature on July 1, 2029.

During the year ended December 31, 2025, Mitchell B. Trotter, our Chief Financial Officer, guaranteed two merchant cash advance agreements entered into by the Company, and we paid Mr. Trotter guarantee fees of $51,925 and $60,300, respectively.

Between May 8, 2025 and May 13, 2025, White Lion acquired, in a series of private transactions, $5,600,000 in convertible promissory notes previously issued by the Company to five (5) individuals (“Investors”), which include $1,150,000 in aggregate principal amount purchased from Mitchell B. Trotter, our Chief Financial Officer and Joseph V. Salvucci, Sr., the Chairman of our board of directors, for cash consideration that will be paid in full at time of future note conversions of $200,000 and $950,000, respectively. The Company was not a party to these sales and did not receive any proceeds therefrom. Up to 5,000,000 shares of Class A Common Stock issuable upon conversion of $1,250,000 in principal amount of these notes are being registered for resale hereunder.

During the year ended December 31, 2025, we entered into an exchange agreement with Dante Caravaggio, our Chief Executive Officer, pursuant to which $89,500 of principal of a promissory note and 179,000 warrants held by Mr. Caravaggio were exchanged for a convertible note in the principal amount of $268,500.

Other

During the fiscal year ended December 31, 2021, the Company and Dante Caravaggio, a related party, who became the Company’s CEO in December 2023, entered into a side agreement in connection with his purchase of 400,000 shares of Class A Common Stock at $2.00 per share. The side agreement granted the holder a one year right to require the Company to repurchase his shares of Class A Common Stock at a price of $15.00 per share in cash. The right becomes exercisable upon the shares being considered freely tradeable and the holder not being an insider of the Company as defined by the SEC. To date these events have not occurred.

PROPOSAL NO. 2 — THE CHARTER AMENDMENT PROPOSAL (PROPOSALS NO. 2A AND 2B)

Proposal No. 2A — Authorized Share Increase

On November 5, 2026, our Board of Directors approved and declared advisable an amendment to Article IV, Section 4.1 of the Second Amended and Restated Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 100,000,000 to 175,000,000 shares, and correspondingly increase the total authorized capital stock from 121,000,000 to 196,000,000 shares, without changing the authorized shares of Class B Common Stock or preferred stock. The Certificate of Amendment is attached as Annex A (the “Certificate of Amendment”). This component of the Charter Amendment is referred to as the “Authorized Share Increase.”

Current Capitalization

As of November 9, 2026, 56,096,602shares of Class A Common Stock and no shares of Class B Common Stock were issued and outstanding. As of November 9, 2026, the Record Date, the Company’s capitalization is expected to be as follows: Class A Common Stock issued and outstanding — 56,096,602; reserved for outstanding warrants — 6,847,500; reserved for outstanding options and RSUs — 2,099,204; reserved for conversion of Convertible Notes — 5,062,843; reserved under the Company’s 2025 Omnibus Incentive Plan — 2,056,353; reserved for other commitments — none; and unreserved and available — 25,789,799.

Purpose of the Amendment

We believe that an increase in the authorized shares of our Class A Common Stock would place us in a more comparable position to our peers and our competitors, and will result in greater flexibility and additional potential opportunities in the future by allowing us to take any one or a combination of the following general corporate initiatives to optimize shareholder value and support our growth plans:

●	raise additional growth capital through Class A Common Stock offerings and offerings of securities convertible or exercisable into Class A Common Stock;

●	provide equity incentives to attract and retain employees, officers, or directors;

●	acquire businesses, technologies, product franchises, or other assets through merger and/or acquisition activity using Class A Common Stock as consideration; or

●	issue Class A Common Stock for other corporate purposes.

Without an increase in the number of authorized shares of Class A Common Stock, the number of remaining shares of Class A Common Stock may be insufficient to complete one or more of the above transactions if and when the Board of Directors deems it to be in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities, which are competitive and time-sensitive. Due to market, industry, and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.

We currently have no specific plans, arrangements, or understandings to issue additional shares of Class A Common Stock, except for the routine and ongoing issuances under our equity incentive plans, and we have not allocated any specific portion of the proposed increase in authorized common shares to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity.

Rights of Additional Shares

The additional shares of Class A Common Stock would be identical to the existing Class A Common Stock, including voting, dividend and liquidation rights. Holders would not have preemptive rights. The par value would remain $0.0001 per share.

Potential Effects

An issuance of additional shares could dilute the voting power, earnings per share and book value per share of existing stockholders and could result in a decline in the market price of the Class A Common Stock. The Board could issue shares without further stockholder approval except as required by the DGCL or NYSE American rules.

The proposed Authorized Share Increase will not affect the rights of existing stockholders, except to the extent that future issuances of Class A Common Stock, including the additional shares that would be authorized if the proposed Authorized Share Increase is approved, may dilute the current equity ownership position of current holders of common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. Although the Board is motivated by business and financial considerations in proposing the Authorized Share Increase, stockholders should be aware that an increase in authorized shares could be viewed as an anti-takeover provision. While increasing the shares that the Company is authorized to issue would place us more on par with our peers, the amendment might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of Class A Common Stock in order to complete a merger, sale of all or any part of our assets, or similar transactions, because the issuance of new shares could be used to dilute the stock ownership of that third party.

All shares of Class A Common Stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights. Existing stockholders have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock that would be authorized by the approval of the Authorized Share Increase.

Proposal No. 2B — Classified Board Amendment

The Classified Board Amendment would amend Section 5.1(b) of the Certificate of Incorporation to provide that, subject to the rights of any Preferred Stock Directors, the Directors would be divided into three classes, designated Class I, Class II and Class III, each class to consist, as nearly equally as practicable, of one-third of the total number of Directors.

Upon effectiveness of the Classified Board Amendment, the initial Class I Directors would be Mitchell B. Trotter and Joseph V. Salvucci, Sr., the initial Class II Director would be Kyle Bulpitt, and the initial Class III Directors would be Dante Caravaggio and Joseph V. Salvucci, Jr. The initial Class I terms would expire at the first annual meeting following effectiveness, the initial Class II terms at the second annual meeting, and the initial Class III terms at the third annual meeting. Thereafter, directors elected to succeed directors whose terms expire would be elected for three-year terms. If the number of Directors changes, increases or decreases would be apportioned among the classes so that they remain as nearly equal as practicable, and a decrease would not remove or shorten an incumbent director’s term.

The Board believes that the Classified Board Amendment would promote continuity and stability of leadership, encourage a long-term perspective, and enhance the Board’s ability to negotiate on behalf of all stockholders in the event of an unsolicited acquisition proposal. The Classified Board Amendment could have anti-takeover effects because it may make it more difficult for a third party to obtain control of the Company or for an acquirer to obtain immediate control of the Board.

The Board has adopted conforming amendments to the Amended and Restated Bylaws, designated Amendment No. 2 to the Amended and Restated Bylaws, which amend Section 3.1 and will become effective only upon, and only upon, the effectiveness of the Classified Board Amendment.

Each sub-proposal will be voted on separately. Each sub-proposal is not conditioned on approval of the other sub-proposal. The Certificate of Amendment will include only the components approved by stockholders. The Board may abandon either or both sub-proposals under Section 242(c) of the DGCL at any time before the Certificate of Amendment becomes effective. If approved, the Certificate of Amendment will be filed and become effective at such time as the Authorized Officers determine.

Interests of Directors and Executive Officers

Our directors and executive officers do not have interests in Proposal No. 2A other than their interests as stockholders. Our directors have an interest in Proposal No. 2B because the Classified Board Amendment would affect the terms of their service as directors.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class, under Section 242(b) of the DGCL and Sections 4.2 and 8.1 of the Certificate of Incorporation, is required for approval of each of Proposal No. 2A and Proposal No. 2B. Abstentions, broker non-votes and failures to vote will have the same effect as votes AGAINST Proposal No. 2A and Proposal No. 2B. Proposal 2A is expected to be a routine matter for broker voting purposes, and Proposal 2B is expected to be a non-routine matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE AUDITOR PROPOSAL

Overview

We have appointed CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. CBIZ has served as our independent registered public accounting firm since 2024, when CBIZ acquired the attest business of our prior independent registered public accounting firm in November 2024.

In the event that ratification of this appointment CBIZ is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment CBIZ will be reconsidered by us.

Your ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026 does not preclude us from terminating our engagement of CBIZ and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the aggregate fees billed to us for professional services rendered by our prior independent registered public accounting firm and CBIZ for the years ended December 31, 2025 and 2024:

SERVICES

	December 31, 2025	December 31, 2024
Audit fees (1)	$727,970	$412,539
Audit related fees (2)	40,000	81,369
Tax Fees (3)	47,479	83,535	(4)
All other fees	13,814	21,320	(4)
Total fees	$829,263	$598,763

(1).

Audit Fees — Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our prior independent registered public accounting firm and CBIZ in connection with regulatory filings.

(2).

Audit-Related Fees — Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3).	Tax Fees — Tax fees consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.
(4).	Additional fees charged by CBIZ in connection with the amendment and revision of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of the Auditor Proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AUDITOR PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the approval of any of Proposals 1 through 3, the Board of Directors may adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies, or establish a quorum for the Annual Meeting. In no event will we solicit proxies to adjourn the Annual Meeting beyond the date by which we may properly do so under our Certificate of Incorporation and Delaware law.

The chairman of the Board of Directors has the authority to adjourn any meeting of our stockholders, including the Annual Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against such proposals, or establish a quorum. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Adjournment Proposal. Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on information provided to them and on the representations made by management, and on the report issued by the independent registered public accounting firm.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the PCAOB and the SEC, including matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in the year ended December 31, 2025 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee also has appointed, subject to stockholder ratification, CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Respectfully,

Kyle Bulpitt, Chairman
Joseph V. Salvucci, Sr.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during the years ended December 31, 2025 and 2024 by our principal executive officer and our other most highly compensated executive officers as of December 31, 2025 (“NEOs”).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-equity Incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Dante Caravaggio	2024	104,000	—	96,000	118,285	—	146,000	20,100	484,385
Chief Executive Officer and President	2025	275,000	50,000	87,250	—	—	—	—	412,250
Mitchell B. Trotter	2024	104,000	—	96,000	78,857	—	146,000	4,448	429,305
Chief Financial Officer	2025	275,000	50,000	87,250	—	—	—	—	412,250
David M. Smith	2024	104,000	—	96,000	78,857	—	146,000	20,100	444,957
General Counsel and Secretary	2025	275,000	50,000	87,250	—	—	—	—	412,250

(1)	The fair value of the stock awards to Messrs. Caravaggio, Trotter and Smith were based on the closing price of the Company’s Class A Common Stock on March 4, 2024 in accordance with FASB ASC 718.

(2)

The fair value of the option awards to Messrs. Caravaggio, Trotter and Smith were estimated under FASB ASC 718 using a Black-Scholes Option Pricing Model and the following assumptions: (1) expected volatility of 110.42% based on a group of comparable peer companies; (2) an exercise price of $2.02; (3) a stock price of $2.02 based on the closing price of the Company’s Class A Common Stock on the grant date of March 12, 2024; (4) an expected term of 4.5 years; (5) a risk-free rate of 4.26%; and (6) a dividend rate of 0%. The fair value of the 2025 stock awards was based on the closing price of the Class A Common Stock on September 4, 2025 in accordance with FASB ASC 718. Salary includes amounts earned but deferred and not paid during the year of $151,000 for each of Messrs. Caravaggio, Trotter and Smith in 2025 and $146,000 for each of them in 2024. During the three months ended March 31, 2026, an aggregate of $3,446,454 of deferred salary and bonuses was restructured into promissory notes.

Narrative Disclosures Regarding Compensation; Employment Agreements, Termination and Change in Control Terms

None of our NEOs received any cash compensation prior to the Closing of the Purchase on November 15, 2023, other than the $10,000 per month, including the deferred payments, administrative fee for office space, utilities, secretarial and administrative services, and the reimbursement for out-of-pocket expenses paid to Rhône Merchant Resources Inc., and $5,000 per month paid to Donald W. Orr, no compensation or fees of any kind was paid to the Sponsor, or members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination.

Dante Caravaggio

Effective December 18, 2023, we entered into an employment agreement (the “Caravaggio Employment Agreement”) with Dante Caravaggio, pursuant to which he serves as our Chief Executive Officer, President, and a member of our board of directors. The Caravaggio Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Caravaggio an annual base salary of $275,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Caravaggio under the 2023 HNR Acquisition Corp Omnibus Incentive Plan (the “2023 Plan”), which consists of restricted stock units (“RSUs”), equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant, so long as Mr. Caravaggio continues to provide service through such vesting date. The 50,000 RSUs were approved by the Board and issued in March 2024. Mr. Caravaggio will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Caravaggio Employment Agreement, if we terminate Mr. Caravaggio’s employment without Cause (as defined in the Caravaggio Employment Agreement) or Mr. Caravaggio terminates his employment for Good Reason (as defined in the Caravaggio Employment Agreement), then Mr. Caravaggio will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Caravaggio and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Caravaggio will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims. The agreements don’t provide for a single-trigger payment on a change in control. However, the sign-on RSUs vest in full if, after a change in control, the executive resigns for Good Reason. Good Reason includes a material diminution in authority, duties or responsibilities following a change in control.

Mitchell B. Trotter

Effective December 18, 2023, we entered into an employment agreement (the “Trotter Employment Agreement”) with Mitchell B. Trotter, pursuant to which he serves as our Chief Financial Officer and a member of our board of directors. The Trotter Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Trotter an annual base salary of $275,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Trotter under the 2023 Plan, which consists of RSUs equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant so long as Mr. Trotter continues to provide service through such vesting date. The 50,000 RSUs were approved by the Board and issued in March 2024. Mr. Trotter will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Trotter Employment Agreement, if we terminate Mr. Trotter’s employment without Cause (as defined in the Trotter Employment Agreement) or Mr. Trotter terminates his employment for Good Reason (as defined in the Trotter Employment Agreement), then Mr. Trotter will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Trotter and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Trotter will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims. The agreements don’t provide for a single-trigger payment on a change in control. However, the sign-on RSUs vest in full if, after a change in control, the executive resigns for Good Reason. Good Reason includes a material diminution in authority, duties or responsibilities following a change in control.

David M. Smith

Effective December 18, 2023, we entered into an employment agreement (the “Smith Employment Agreement”) with David M. Smith, pursuant to which he serves as our General Counsel and Secretary. The Smith Employment Agreement is on our standard form for executives, and provides that we pay to Mr. Smith an annual base salary of $275,000. In addition, we agreed to issue a one-time Equity Sign-On Incentive to Mr. Smith under the 2023 Plan, which consists of RSUs equal to 200% of base salary divided by $10 (i.e. 50,000 RSUs), subject to time-based vesting as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and 1/3 on the third anniversary of the date of grant so long as Mr. Smith continues to provide service through such vesting date. The 50,000 RSUs were approved by the Board and issued in March 2024. Mr. Smith will be permitted to participate in any broad-based retirement, health and welfare plans that will be offered to all of our employees.

Pursuant to the Smith Employment Agreement, if we terminate Mr. Smith’s employment without Cause (as defined in the Smith Employment Agreement) or Mr. Smith terminates his employment for Good Reason (as defined in the Smith Employment Agreement), then Mr. Smith will be entitled to: (i) any accrued obligations as of the date of termination, including base salary, PTO and holidays, and continued benefits required by our employee benefit plans; (ii) continued base salary for 12 months following the date of termination, paid in accordance with our payroll practices; (iii) the total monthly cost of coverage for Mr. Smith and his covered dependents under COBRA, if elected; and (iv) full vesting in all equity grants as of the date of termination. To receive such severance benefits, Mr. Mr. Smith will be required to execute a non-competition agreement, non-solicitation agreement, or confidentiality agreement or invention assignment agreement and release of claims. The agreements don’t provide for a single-trigger payment on a change in control. However, the sign-on RSUs vest in full if, after a change in control, the executive resigns for Good Reason. Good Reason includes a material diminution in authority, duties or responsibilities following a change in control.

Compensation Advisor

The Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”), a compensation consulting firm, to assist it in evaluating the elements and levels of our executive compensation, including base salaries, annual cash incentive awards and equity-based incentives for our executive officers, consultant, and directors. In November 2022, the Compensation Committee determined that Pearl Meyer is independent from management and that Pearl Meyer’s work has not raised any conflicts of interest. Pearl Meyer reports directly to the Compensation Committee and the Compensation Committee has the sole authority to approve Pearl Meyer’s compensation and may terminate the relationship at any time.

Outstanding Equity Awards at Fiscal Year End

2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dante Caravaggio	25,000	—	50,000	2.02	March 11, 2034	—	—	16,666	$6,333
Mitchell B. Trotter	16,667	—	33,333	2.02	March 11, 2034	—	—	16,666	$6,333
David M. Smith	16,667	—	33,333	2.02	March 11, 2034	—	—	16,666	$6,333

Option Re-pricings

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our NEOs during fiscal years 2024 and 2025.

Retirement Plans

We maintain a 401(k) retirement plan. Our 401(k) Plan is designed to provide retirement benefits to all eligible employees. Our 401(k) Plan provides employees with the opportunity to save for retirement on a tax-favored basis. Our named executive officers, all of whom were eligible to participate in the 401(k) Plan in 2025, may elect to participate in the 401(k) Plan on the same basis as all other employees. The Company provides matching contributions of 50% on each employee’s contributions of up to 6% of the respective employee’s base salary. An employee must contribute to the 401(k) Plan to receive matching contributions and distributions from the 401(k) Plan are not permitted before age 59 1/2 except in the event of death, termination of employment or proven financial hardship.

Employee Benefits

All of our full-time employees are eligible to participate in health and welfare plans maintained by us, including:

•	medical, dental and vision benefits; and

•	basic life and accidental death & dismemberment insurance.

Our NEOs participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our NEOs.

Nonqualified Deferred Compensation

During the years ended December 31, 2025 and 2024, our NEOs deferred a portion of their salaries not paid by us during those years, as disclosed in the table above. Such payments were deferred because timely payments further jeopardize our ability to continue as a going concern. We intend to make such payments as soon as we are able.

Policies and Practices Related to the Grant of Certain Equity Awards

We have no policy or practice regarding option grant timing because we do not grant, and have not granted, options to our NEOs. We have not timed the disclosure of material nonpublic information to affect the value of executive compensation. During 2025, we did not grant any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report with the SEC.

Clawback Policy

Our Board Of Directors has adopted a clawback policy, which provides that in the event we are required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or we determine there has been a significant misconduct that causes financial or reputational harm, we shall recover a portion or all of any incentive compensation. The policy was filed as an exhibit to this Annual Report on Form 10-K.

Omnibus Equity Incentive Plan

On November 15, 2023, we adopted the 2023 Plan, the material terms of which are described below.

Purpose and Eligibility.    The purpose of the 2023 Plan is (i) to provide eligible persons with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long-term growth and profitability and that will benefit our stockholders and other important stakeholders, including our employees and customers, and (ii) to provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the 2023 Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the company or our subsidiaries or other affiliates, and to any other individuals who are approved by the Compensation Committee as eligible to participate in the 2023 Plan. Only our employees or employees of our corporate subsidiaries are eligible to receive incentive stock options.

Effective Date and Term.    The 2023 Plan is effective as of November 15, 2023 and will terminate automatically at 11:59PM ET on the day before the 10th anniversary of the such date, unless earlier terminated by our board of directors or in accordance with the terms of the 2023 Plan.

Administration, Amendment and Termination.    The 2023 Plan will generally be administered by the Compensation Committee. Except where the authority to act on such matters is specifically reserved to the full board of directors under the 2023 Plan or applicable law, the Compensation Committee will have full power and authority to interpret and construe all provisions of the 2023 Plan, any award, and any award agreement, and take all actions and to make all determinations required or provided for under the 2023 Plan, any award, and any award agreement, including the authority to:

•	designate grantees of awards;

•	determine the type or types of awards to be made to a grantee;

•	determine the number of shares of Class A Common Stock subject to an award or to which an award relates;

•	establish the terms and conditions of each award;

•	prescribe the form of each award agreement;

•

subject to limitations in the 2023 Plan (including the prohibition on repricing of options or share appreciation rights without stockholder approval), amend, modify, or supplement the terms of any outstanding award; and

•	make substitute awards.

The Board of Directors is also authorized to appoint one or more committees of the Board of Directors consisting of one or more directors who need not meet the independence requirements under the listing rules of any stock exchange on which Class A Common Stock is listed for certain limited purposes permitted by the 2023 Plan, and to the extent permitted by applicable law, the Compensation Committee is authorized to delegate authority to the Chief Executive Officer and/or any other officers of the company for certain limited purposes permitted by the 2023 Plan. The Board of Directors will retain the authority under the 2023 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the 2023 Plan.

The Board of Directors may amend, suspend, or terminate the 2023 Plan at any time; provided that with respect to awards that are granted under the 2023 Plan, no amendment, suspension or termination may materially impair the rights of the award holder without such holder’s consent. No such action may amend the 2023 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by the Board of Directors, the terms of the 2023 Plan, or applicable law.

Awards.    Awards under the 2023 Plan may be made in the form of:

•	stock options, which may be either incentive stock options or nonqualified stock options;

•	stock appreciation rights or “SARs”;

•	restricted stock;

•	restricted stock units;

•	dividend equivalent rights;

•	performance awards, including performance shares;

•	other equity-based awards; or

•	cash.

An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and a nonqualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of stock, cash or a combination of stock and cash, the excess of the fair market value of one share on the exercise date over the exercise price of the SAR. Restricted stock is an award of common stock subject to restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted stock unit or deferred stock unit is an award that represents a conditional right to receive shares in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the 2023 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Compensation Committee. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, other than an option, SAR, restricted stock, restricted stock unit, unrestricted stock, dividend equivalent right, or a performance award.

The 2023 Plan provides that each award will be evidenced by an award agreement, which may specify terms and conditions of the award that differ from the terms and conditions that would otherwise apply under the 2023 Plan in the absence of the different terms and conditions in the award agreement. In the event of any inconsistency between the 2023 Plan and an award agreement, the provisions of the 2023 Plan will control.

Awards under the 2023 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2023 Plan, other awards under another compensatory plan of the company or any of our affiliates (or any business entity that has been a party to a transaction with the company or any of our affiliates), or other rights to payment from the company or any of our affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

The Compensation Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Compensation Committee. Awards under the 2023 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the company or one of our subsidiaries or other affiliates.

Forfeiture; Recoupment.    We may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the company or any affiliate, confidentiality obligations with respect to the company or any affiliate, or otherwise in competition with the company or any affiliate, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the 2023 Plan), the Compensation Committee may annul the grantee’s award as of the date of the grantee’s termination.

In addition, any award granted pursuant to the 2023 Plan will be subject to mandatory repayment by the grantee to the company to the extent (i) set forth in the 2023 Plan or in an award agreement, or (ii) the grantee is or becomes subject to our clawback policy, or any applicable laws which impose mandatory recoupment.

Shares Subject to the 2023 Plan.    Subject to adjustment as described below, the maximum number of shares of common stock reserved for issuance under the 2023 Plan is equal to 1,400,000 shares of Class A Common Stock. The maximum number of shares of Class A Common Stock available for issuance pursuant to incentive stock options granted under the 2023 Plan will be the same as the total number of shares of Class A Common Stock reserved for issuance under the 2023 Plan. Shares issued under the 2023 Plan may be authorized and unissued shares, or treasury shares, or a combination of the foregoing.

Any shares covered by an award, or portion of an award, granted under the 2023 Plan that are not purchased or forfeited or canceled, or expire or otherwise terminate without the issuance of shares or are settled in cash in lieu of shares, will again be available for issuance under the 2023 Plan.

Shares subject to an award granted under the 2023 Plan will be counted against the maximum number of shares reserved for issuance under the 2023 Plan as one share for every one share subject to such an award. In addition, at least the target number of shares of stock issuable under a performance award will be counted against the maximum number of shares reserved for issuance under the 2023 Plan as of the grant date, but such number will be adjusted to equal the actual number of shares of stock issued upon settlement of the performance award to the extent different from such number initially counted against the share reserve.

The number of shares available for issuance under the 2023 Plan will not be increased by the number of shares of Class A Common Stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR, (iii) deducted or delivered from payment of an award in connection with our tax withholding obligations; or (iv) purchased by us with proceeds from option exercises.

Options.    The 2023 Plan authorizes the Compensation Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. An option granted under the 2023 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the 2023 Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the 2023 Plan); provided that, to the extent deemed necessary or appropriate by the Compensation Committee to reflect differences in local law, tax policy, or custom with respect to any option granted to a grantee who is a foreign national or is a natural person who is employed outside of the United States, such option may terminate, and all rights to purchase shares of stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the date of grant of such option as the Compensation Committee shall determine. The Compensation Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service. The exercise price of each option will be determined by the Compensation Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of Class A Common Stock on the grant date (other than as permitted for substitute awards). If we were to grant incentive stock options to any ten percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of Class A Common Stock on the grant date.

Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Share Appreciation Rights.    The 2023 Plan authorizes the Compensation Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, Class A Common Stock, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of Class A Common Stock on the date of exercise over the fair market value of shares of Class A Common Stock on the grant date. SARs will become exercisable in accordance with terms determined by the Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant. The per share exercise price of a SAR will be no less than the fair market value of one share of Class A Common Stock on the grant date of such SAR.

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed not to be for value.

Fair Market Value.    For so long as the Class A Common Stock remains listed on NYSE American, the fair market value of the Class A Common Stock on an award’s grant date, or on any other date for which fair market value is required to be established under the 2023 Plan, will be the closing price of the Class A Common Stock as reported on NYSE American on such date. If there is no such reported closing price on such date, the fair market value of the Class A Common Stock will be the closing price of the Class A Common Stock as reported on such market on the next preceding date on which any sale of Class A Common Stock will have been reported.

If the Class A Common Stock ceases to be listed on NYSE American and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the Class A Common Stock on the applicable date as reported on such other stock exchange or established securities market.

If the Class A Common Stock ceases to be listed on NYSE American or another established national or regional stock exchange, or traded on another established securities market, the Compensation Committee will determine the fair market value of the Class A Common Stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

No Repricing.    Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), we may not, without obtaining stockholder approval, (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (b) cancel outstanding options or SARs in exchange for, or in substitution of, options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (c) cancel outstanding options or SARs with an exercise price above the current price of Class A Common Stock in exchange for cash or other securities, in each case, unless such action is (i) subject to and approved by our stockholders or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the Class A Common Stock is listed or publicly traded.

Restricted Stock; Restricted Stock Units.    The 2023 Plan authorizes the Compensation Committee to grant restricted stock and restricted stock units. Subject to the provisions of the 2023 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Compensation Committee. The Compensation Committee may provide in an award agreement evidencing a grant of restricted stock that (a) cash dividend payments or distributions paid on restricted stock will be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such shares of restricted stock or (b) any dividend payments or distributions declared or paid on shares of restricted stock will only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of restricted stock. Dividend payments or distributions declared or paid on shares of restricted stock which vest or are earned based on upon the achievement of performance goals will not vest unless such performance goals for such shares of restricted stock are achieved, and if such performance goals are not achieved, the grantee of such shares of restricted stock will promptly forfeit and, to the extent already paid or distributed, repay to us such dividend payments or distributions. Grantees of restricted stock units and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Compensation Committee may award dividend equivalent rights on such units.

During the restricted period, if any, when restricted stock and restricted stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of the grantees’ restricted stock and restricted stock units.

Dividend Equivalent Rights.    The 2023 Plan authorizes the Compensation Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of stock or awards which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation) and may be payable in cash, common shares, or a combination of the two. Dividend equivalent rights granted as a component of another award may (a) provide that such dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restriction on, such other award and that such dividend equivalent will expire or be forfeited or annulled under the same conditions as such award or (b) contain terms and conditions which are different from the terms and conditions of such other award, provided that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award which vests or is earned based on the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit and, to the extent already paid or distributed, repay to us payments or distributions made in connection with such dividend equivalent rights.

Performance Awards.    The 2023 Plan authorizes the Compensation Committee to grant performance awards. The Compensation Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measures may be used to measure the performance of the company and our subsidiaries and other affiliates as a whole or any business unit of the company, our subsidiaries, and/or our affiliates or any combination thereof, as the Compensation Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Compensation Committee deems appropriate. Performance goals may relate to our financial performance or the financial performance of our operating units, the grantee’s performance, or such other criteria determined by the Compensation Committee. If the performance goals are met, performance awards will be paid in cash, shares of stock, other awards, or a combination thereof.

Other Equity-Based Awards.    The 2023 Plan authorizes the Compensation Committee to grant other types of stock-based awards under the 2023 Plan. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

Forms of Payment.    The exercise price for any option or the purchase price (if any) for restricted stock, and vested restricted stock units is generally payable (i) in cash or in cash equivalents acceptable to the company, (ii) to the extent the award agreement provides, by the tender (or attestation of ownership) of shares of Class A Common Stock having a fair market value on the date of tender (or attestation) equal to the exercise price or purchase price, (iii) to the extent permitted by law and to the extent permitted by the award agreement, through a broker-assisted cashless exercise, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise or net settlement and service rendered to us or our affiliates.

Change in Capitalization.    The Compensation Committee may adjust the terms of outstanding awards under the 2023 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.

Transaction not Constituting a Change in Control.    If the company is the surviving entity in any reorganization, merger, or consolidation with one or more other entities which does not constitute a “change in control” (as defined in the 2023 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of common shares subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Compensation Committee) will be adjusted to apply to the securities that a holder of the number of Class A Common Stock subject to such performance awards would have been entitled to receive following such transaction.

Effect of a Change in Control in which Awards are not Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are not being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued:

•

Immediately prior to the occurrence of such change in control, in each case with the exception of performance awards, all outstanding shares of restricted stock and all restricted stock units, and dividend equivalent rights will be deemed to have vested, and all shares of stock and/or cash subject to such awards will be delivered; and either or both of the following two actions will be taken:

•

At least 15 days prior to the scheduled consummation of such change in control, all options and SARs outstanding will become immediately exercisable and will remain exercisable for a period of 15 days. Any exercise of an option or SAR during this 15-day period will be conditioned on the consummation of the applicable change in control and will be effective only immediately before the consummation thereof, and upon consummation of such change in control, the 2023 Plan and all outstanding but unexercised options and SARs will terminate, with or without consideration as determined by the Compensation Committee in its sole discretion; and/or

•

The Compensation Committee may elect, in its sole discretion, to cancel any outstanding awards of options, SARs, restricted stock, restricted stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or capital stock having a value (as determined by the Compensation Committee acting in good faith), in the case of restricted stock, restricted stock units, deferred stock units, and dividend equivalent rights (for shares of stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of stock such subject to such options or SARs multiplied by the amount, if any, which (i) the formula or fixed price per share paid to holders of shares of stock pursuant to such change in control exceeds (ii) the option price or SAR price applicable to such options or SARs.

•

For performance awards, if less than half of the performance period has lapsed, such awards will be treated as though the target performance thereunder has been achieved. If at least half of the performance period has lapsed, such performance awards will be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of (i) deemed achievement of target performance or (ii) determination of actual performance as of a date reasonably proximate to the date of consummation of the change in control as determined by the Compensation Committee, in its sole discretion.

•	Other Equity-Based Awards will be governed by the terms of the applicable award agreement.

Effect of a Change in Control in which Awards are Assumed.    Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued: The 2023 Plan and the options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based equity awards granted under the 2023 Plan will continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards of new options, SARs, restricted stock, restricted stock units, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares and exercise price of options and SARs.

In general, a “change in control” means:

•

a transaction or series of related transactions whereby a person or group (other than the company or any of our affiliates) becomes the beneficial owner of 50% or more of the total voting power of the our voting stock on a fully diluted basis;

•	individuals who constitute the our board of directors, cease to constitute a majority of the members of our board of directors then in office;

•

a merger or consolidation of the company, other than any such transaction in which the holders of our voting stock immediately prior to the transaction own directly or indirectly at least a majority of the voting power of the surviving entity immediately after the transaction;

•	a sale of substantially all of our assets to another person or entity; or

•	the consummation of a plan or proposal for the dissolution or liquidation of the company.

Compensation of Directors

2025 Director Compensation Table

The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Kyle Bulpitt(1)	$—	$—	$—	$—	$—
Joseph Salvucci, Jr.(2)	110,000	8,725	—	—	118,725
Joseph Salvucci, Sr.(3)	125,000	8,725	—	—	133,725
Total:	$235,000	$17,450	$—	$—	$252,450

(1)	Mr. Bulpitt was appointed to serve as a member of the Board of Directors in January 2026. Mr. Bulpitt’s annualized fees are $100,000, which he commenced earning on January 26, 2026.

(2)	Mr. Salvucci, Jr. was appointed to serve as a member of the Board of Directors in December 2021.

(3)	Mr. Salvucci, Sr. was appointed to serve as a member of the Board of Directors in December 2021.

Messrs. Caravaggio and Trotter have not been included in the Director Compensation Table because they were NEOs of our company for all of our 2025 fiscal year, and all compensation paid to or earned by each of them during our 2025 fiscal year is reflected in the Summary Compensation Table above.

Director Compensation Program

We believe that attracting and retaining qualified directors is critical to our ability to grow in a manner that is consistent with our corporate governance principles and designed to create value for stockholders. We have implemented a director compensation policy for our non-employee directors, which consists of the following:

•	An annual retainer for non-employee directors of $75,000;

•	An annual grant for non-employee directors of RSUs, calculated by dividing $75,000 by the then current-stock price, which will vest on the first anniversary of the grant;

•

An additional annual retainer payment of $50,000 to the Chairman; $25,000 to the Chair of the Audit Committee; $20,000 to the Chair of the Compensation Committee; and $15,000 to the Chair of the Nominating Committee.

SUBMISSION OF STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our 2027 annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, David M. Smith, at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, no later than July 26, 2027, which is 120 calendar days prior to the November 23, 2027 anniversary of the date this Proxy Statement was first released to stockholders in connection with the 2026 Annual Meeting.

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the following paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for presentation at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), any such stockholder proposal must be received by the General Counsel, EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, no less than 90 days nor more than 120 days before the first anniversary of the date on which the Company held its 2026 Annual Meeting, and must otherwise comply with applicable rules and regulations of the SEC. Assuming the date of the 2027 Annual Meeting is not more than 30 days before or more than 70 days after that anniversary, stockholder proposals must be received by the General Counsel no earlier than August 19, 2027 and no later than September 18, 2027.

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than October 18, 2027, which is expected to be 60 days before the anniversary of the date of the 2026 Annual Meeting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2025, the Reporting Persons met all applicable Section 16(a) filing requirements, except one late Form 4 filing for each of Mitchell B. Trotter, Joseph V. Salvucci, Sr., Mark Williams and Byron Blount.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on September 28, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on October 13, 2026, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, Attn: Chief Financial Officer.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Dante Caravaggio
Chief Executive Officer
_____________, 2026
Houston, Texas

Annex A

FORM OF CERTIFICATE OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EON RESOURCES INC.

EON Resources Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”) (the “Corporation”), hereby certifies as follows:

1.

Name of Corporation. The name of the Corporation is EON Resources Inc. The Corporation was originally incorporated under the name HNR Acquisition Corp, and its original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 9, 2020. The Corporation’s first amended and restated certificate of incorporation was filed on February 10, 2022, an amendment thereto was filed on May 11, 2023, and the Corporation’s Second Amended and Restated Certificate of Incorporation was filed on November 15, 2023, and amended by a Certificate of Amendment filed on September 16, 2024 (as so amended, the “Certificate of Incorporation”).

2.	Amendment of Section 4.1 (Authorized Stock). The first paragraph of Article IV, Section 4.1 of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

“Section 4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 196,000,000 shares, consisting of: (i) 195,000,000 shares of common stock, divided into (a) 175,000,000 shares of Class A common stock, with the par value of $0.0001 per share (the “Class A Common Stock”), and (b) 20,000,000 shares of Class B common stock, with the par value of $0.0001 per share (the “Class B Common Stock” and, together with Class A Common Stock, the “Common Stock”); and (ii) 1,000,000 shares of preferred stock, with the par value of $0.0001 per share (the “Preferred Stock”).”

3.	Amendment of Section 5.1(b) (Classified Board). Article V, Section 5.1(b) of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

“(b) Subject to Section 5.1(d), the Directors (other than any Preferred Stock Directors) shall be divided into three classes, designated Class I, Class II and Class III, each class to consist, as nearly equally as practicable, of one-third of the total number of such Directors. Effective upon the effectiveness of the certificate of amendment adding this Section 5.1(b) to this Certificate of Incorporation (the “Classification Effective Time”), the Directors then in office shall be classified as follows: Mitchell B. Trotter and Joseph V. Salvucci, Sr. shall be Class I Directors; Kyle Bulpitt shall be a Class II Director; and Dante Caravaggio and Joseph V. Salvucci, Jr. shall be Class III Directors. The term of office of the initial Class I Directors shall expire at the first annual meeting of stockholders following the Classification Effective Time; the term of office of the initial Class II Directors shall expire at the second annual meeting of stockholders following the Classification Effective Time; and the term of office of the initial Class III Directors shall expire at the third annual meeting of stockholders following the Classification Effective Time. At each annual meeting of stockholders following the Classification Effective Time, Directors elected to succeed those Directors whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as practicable, and any additional Director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of Directors remove or shorten the term of any incumbent Director. The Board is authorized to assign members of the Board already in office to such classes at the Classification Effective Time to the extent not assigned above.”

Annex A-1

4.

Due Adoption. The foregoing amendments were duly adopted in accordance with Section 242 of the DGCL. The Board of Directors of the Corporation duly adopted resolutions setting forth and declaring advisable the foregoing amendments and directing that they be considered at the 2026 annual meeting of stockholders, and the stockholders of the Corporation duly approved the foregoing amendments at such annual meeting, held on December 17, 2026, by the affirmative vote required by Section 242(b) of the DGCL and Sections 4.2 and 8.1 of the Certificate of Incorporation.

5.	Effectiveness. This Certificate of Amendment shall become effective upon its filing with the Secretary of State of the State of Delaware.

6.	Continuing Effect. Except as set forth in this Certificate of Amendment, the Certificate of Incorporation remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of _________ 202[_].

EON RESOURCES INC.

By: ______________________________

Name: Dante Caravaggio

Title: Chief Executive Officer and President

Annex A-2